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                                    EXHIBIT 10(A)
                                CONSENT OF ACCOUNTANTS


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INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment No. 3 to Registration Statement No. 333-00999 of Glenbrook Life Multi-Manager Variable Account of Glenbrook Life and Annuity Company on Form N-4 of our report dated February 20, 1998 relating to the financial statements and financial statement schedule of Glenbrook Life and Annuity Company, appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

/s/ DELOITTE & TOUCHE LLP

Chicago, Illinois
March 30, 1998